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                                                                   EXHIBIT 10.12

                      BILL OF SALE AND GENERAL ASSIGNMENT

         THIS BILL OF SALE AND GENERAL ASSIGNMENT (this "Assignment") is executed as of the 1st day of November, 2004, by and between Roger V. Calarese and A. Richard Calarese, as Trustees of Franklin Village Trust, a Massachusetts nominee trust (the "Assignor"), having an office at 1000 Franklin Village Drive, Franklin, Massachusetts 02038 and Cedar-Franklin Village LLC, a Delaware limited liability company ("Assignee"), having an office c/o Cedar Shopping Centers Partnership, L.P., 44 South Bayles Avenue, Port Washington, New York 11050.

         WHEREAS, Assignee is this day purchasing from Assignor and Assignor is conveying to Assignee the Property (as such term is described in that certain Agreement of Purchase and Sale dated as of August 2, 2004, between Assignor and Assignee (the "Purchase and Sale Agreement")).

         WHEREAS, Assignor desires to assign, transfer, setover and deliver to Assignee all of Assignor's rights, in and for all furnishings, fixtures, fittings, appliances, apparatus, equipment, machinery and other items of personal property, affixed or attached to, or placed or situated upon, the Property (including, without limitation, the items set forth on Exhibit A attached hereto and made a part hereof), and the following incidental rights and appurtenances relating thereto (collectively, the "Assigned Properties"):

A. All of Assignor's right, title and interest in and to all use, occupancy, building and operating permits, licenses, approvals, documents, instruments, if any, issued from time to time with respect to the Property or the Assigned Properties and all easements, rights-of-way, privileges, appurtenances and other rights (including without limitation, mineral and development rights with respect to the Property);

B. All of Assignor's rights, title and interest in and to all existing and assignable guaranties and warranties (express or implied), if any, issued in connection with the construction, alteration and repair of the Property and/or the purchase, installation and the repair of the Assigned Properties; and

C. All copyrights, trademarks, service marks and other marks and trade or business names relating to ownership, use and operation of the Property.

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Assignor hereby assigns, transfers, sets over and delivers to Assignee, its successors and assigns, all of Assignor's right, title and interest, if any, in and to the Assigned Properties.

2. The terms and provisions of this Assignment shall be binding upon and inure to the benefit of the respective parties hereto, and their respective successors and assigns.

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         IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed as of the day and year first written above.


                                        ASSIGNOR:

                                        FRANKLIN VILLAGE TRUST, a
                                        Massachusetts nominee trust


                                        By: /s/ Roger V. Calarese
                                            --------------------------------
                                            Name:  Roger V. Calarese
                                            Title: Trustee


                                        By: /s/ A. Richard Calarese
                                            --------------------------------
                                            Name:  A. Richard Calarese
                                            Title: Trustee


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                                   EXHIBIT A

                               PERSONAL PROPERTY

Inventory of paper products (paper towels, toilet paper, etc.)

Inventory of ice melt, trash liners, irrigation parts

Inventory of replacement parts for sprinkler system

Inventory of nails and screws

Inventory of chemicals for water cooling tower

Inventory of cleaning supplies

Inventory of light bulbs for interior and parking areas

Parking lot striper

Cast iron grates for tree planting

Banners and holiday decorations